Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------


      We consent to the incorporation by reference in this Annual Statement of The Tracker Corporation of America on Form 10-KSB of our report dated July 15, 2001 for the Year Ended March 31, 2001.


J. L. Stephan Co., P.C.

Traverse City, Michigan

July 15, 2000